UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549



                                 FORM 8-K


                              CURRENT REPORT

                      PURSUANT TO SECTION 13 or 15(d)

                  OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 21, 2004


                              UIL HOLDINGS CORPORATION
              (Exact name of registrant as specified in its charter)


Connecticut                            1-15052           06-1541045
------------                           -------           ----------
(State, or other jurisdiction         (Commission        (IRS Employer
of Incorporation)                      File Number)       Identification No.)



157 Church Street, New Haven, Connecticut                 06506
-----------------------------------------                 -----
(Address of principal executive offices)                  (Zip Code)



Registrant's Telephone Number,
Including Area Code                                      (203) 499-2000





                                  None
 ------------------------------------------------------------------------------
       (Former name or former address, if changed since last report)

Item 8.01 Other Events

         On December 21, 2004 the Registrant, UIL Holdings Corporation issued a press release announcing a reorganization of its Finance organization. A copy of the Registrant's press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

The Registrant intends to file additional Forms 8-K to make required disclosures as the changes described in the attached press release are implemented.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits - The following exhibit is filed as part of this report:

99  Press release, dated December 21, 2004.

                                SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                UIL HOLDINGS CORPORATION
                                                Registrant



Date:  12/21/04                           By       /s/ Louis J. Paglia
       --------                                 ----------------------------
                                                       Louis J. Paglia
                                                  Executive Vice President
                                                 and Chief Financial Officer

                      EXHIBIT INDEX
                      -------------


EXHIBIT                             DESCRIPTION
-------                             -----------
99                                  Press Release dated December 21, 2004